THE ADVISORS' INNER CIRCLE FUND II

                       UCM INSTITUTIONAL MONEY MARKET FUND


            SUPPLEMENT DATED SEPTEMBER 2, 2005 TO THE PROSPECTUS AND
        STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JUNE 14, 2005,
                           AND ANY SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.


Effective July 29, 2005, the Fund's adviser has voluntarily agreed to waive fees and to limit the expenses of the Fund to the extent necessary to keep total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.18%. The adviser may discontinue all or part of this waiver at any time.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



                                                                 UCM-SK-001-0100